T. Rowe Price Equity Income Fund

T. Rowe Price Equity Income Fund—Advisor Class

T. Rowe Price Equity Income Fund—R Class

T. Rowe Price Equity Income Portfolio

T. Rowe Price Equity Income Portfolio—II

Supplement to Prospectuses Dated May 1, 2014

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective November 1, 2015, John D. Linehan will replace Brian C. Rogers as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Linehan joined T. Rowe Price in 1998.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective November 1, 2015, John D. Linehan will replace Brian C. Rogers as Chairman of the fund’s Investment Advisory Committee. Mr. Linehan joined the Firm in 1998 and his investment experience dates from 1989. During the past five years, he has served as a portfolio manager and the Head of U.S. Equity for T. Rowe Price.

The date of this supplement is June 3, 2014.

F71-041 6/3/14